OTHER INFORMATION	3 Months Ended
Mar. 31, 2015
Text Block [Abstract]
OTHER INFORMATION

NOTE 15 — OTHER INFORMATION

Cash payments

Cash payments for interest and income taxes (net of refunds) were as follows (in millions):

	Three Months Ended March 31,
	2015	2014
Interest	$21.9	$21.7
Income taxes (net of refunds)	$1.3	$—

Non-U.S. cash

Holdings has its bank accounts with a relatively small number of high quality financial institutions. Substantially all of the cash and cash equivalents, including cash balances at non-U.S. subsidiaries, at March 31, 2015 and December 31, 2014, were uninsured. Holdings’ non-U.S. subsidiaries had cash balances of $8.6 million and $9.8 million at March 31, 2015 and December 31, 2014, respectively. During the three months ended March 31, 2015 and 2014, Holdings’ Spanish subsidiary distributed cash dividends of $2.4 million and $3.8 million, respectively, to their U.S. parent company.

Income tax matters

During the three months ended March 31, 2015, Holdings recorded an income tax benefit of $4.1 million, or 25.0% effective tax rate, on a pre-tax loss of $16.4 million. The effective tax rate differs from the U.S. federal statutory rate principally due to a valuation allowance for the uncertainty surrounding the utilization of deferred tax assets, provision of U.S. deferred income tax expense on undistributed earnings of Holdings’ Spanish subsidiary and withholding taxes on a dividend distribution from Holdings’ Spanish subsidiary, partially offset by state income taxes.

During the three months ended March 31, 2014, Holdings recorded an income tax benefit of $3.2 million, or a 20.4% effective tax rate, on a pre-tax loss of $15.7 million. The effective tax rate differs from the U.S. federal statutory rate principally due to valuation allowances against certain deferred tax assets, provision of U.S. deferred income tax expense on undistributed earnings of Holdings’ Spanish subsidiary and withholding taxes on a dividend distribution from Holdings’ Spanish subsidiary, partially offset by non-U.S. tax rate differences and state income taxes.

Concentrations of risk

Holdings sells vehicle parts to a wide base of customers primarily in the automotive aftermarket. Holdings has outstanding receivables owed by these customers and to date has experienced no significant collection problems. For the three months ended March 31, 2015, sales to three customers, AutoZone, Inc. (“AutoZone”), General Motors Company (“GM”) and Advance Stores Company, Inc. (“Advance”), accounted for 20.8%, 15.1% and 13.7% of total net sales, respectively. For the three months ended March 31, 2014, sales to two customers, AutoZone and GM, accounted for 28.2% and 14.0% of total net sales, respectively. At March 31, 2015 and December 31, 2014, the receivable balances from AutoZone were $102.6 million and $115.1 million, respectively. At March 31, 2015 and December 31, 2014, the receivable balances from GM were $22.5 million and $20.4 million, respectively. At March 31, 2015 and December 31, 2014, the receivable balances from Advance were $19.9 million and $14.3 million, respectively.

Capital stock

At both March 31, 2015 and December 31, 2014, there were 1,002 ordinary shares of Holdings authorized, issued and outstanding.